SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 13, 2002


                               InfoNow Corporation
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   00-19813                     04-3083360
          --------                   --------                     ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)



1875 Lawrence Street, Suite 1100, Denver, CO                        80202
--------------------------------------------                        -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code 303-293-0212


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

     On December 5, 2002, the Nasdaq staff (the "Staff") notified InfoNow Corporation (the "Company") that it had been granted an extension of time to regain compliance with Nasdaq Marketplace Rule 4310(c)(2)(B) (the "Nasdaq Rule") for continued listing on the Nasdaq SmallCap Market. The Nasdaq Rule requires Nasdaq SmallCap Market companies to maintain a minimum of $2,500,000 of stockholders' equity, or a minimum market value of listed securities of $35,000,000, or to have a minimum of $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years in order to maintain the listing of their securities on the Nasdaq SmallCap Market. The Staff based its determination to grant the extension upon, among other things, the Company's representations contained in materials submitted by it to the Staff on December 3, 2002, which materials, the Staff indicated, evidenced the Company's ability to achieve and sustain compliance with the Rule.

     As set forth in the Staff's notification letter, the terms of the extension require the Company to file with the Securities and Exchange Commission and Nasdaq, on or before December 20, 2002, a public document containing an unaudited balance sheet and unaudited income statement as of and for the two-month period ended November 30, 2002, that demonstrate compliance by the Company with the Nasdaq Rule. This current report on Form 8-K is filed by the Company solely to comply with this requirement.

     The following unaudited balance sheet and unaudited income statement as of and for the two-month period ended November 30, 2002, demonstrate the Company's compliance with the $2,500,000 minimum stockholders' equity standard prescribed under the Nasdaq Rule for continued listing on the Nasdaq SmallCap Market. Based on these results, the Company now expects to deliver net income in the range of $500,000 to $600,000 in the fourth quarter and to sustain compliance with the stockholders' equity requirement for the full quarter. The enclosed unaudited financial statements should be read in conjunction with the Company's audited financial statements, notes and risk factors disclosed in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2001. The financial statements contained herein have not been prepared in accordance with generally accepted accounting principles, as there are no footnotes, Statement of Cash Flows, comparative Balance Sheet or Statements of Operations, or the rules and regulations of the Securities and Exchange Commission governing financial statements to be contained in quarterly, annual or other reports filed under the Securities Exchange Act of 1934. The information set forth herein is not indicative of future results, results for the full quarter ended December 31, 2002, or results for the annual period ending on December 31, 2002, which will be set forth in the Company's Annual Report on Form 10-KSB to be filed for the fiscal year ended December 31, 2002 pursuant to the rules and regulations of the Securities and Exchange Commission.


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

                                      INFONOW CORPORATION
                                         BALANCE SHEET
                           (In Thousands, Except Share Information)
                                          (Unaudited)

                                                                                    NOVEMBER 30,
                                                                                        2002
                                                                                    ------------
                              ASSETS
                              ------
CURRENT ASSETS:
    Cash and cash equivalents                                                         $  2,906
    Accounts receivable:
          Billed, net of allowance of $31                                                1,486
          Unbilled                                                                         279
    Deferred implementation costs                                                           88
    Prepaid expenses                                                                       325
                                                                                      --------
         Total current assets                                                            5,084
                                                                                      --------

PROPERTY AND EQUIPMENT, net                                                              1,018

    Non-current deferred implementation costs                                               68
    Other assets and deferred charges                                                       39
                                                                                      --------

TOTAL ASSETS                                                                          $  6,209
                                                                                      ========

                LIABILITIES AND STOCKHOLDERS' EQUITY
                ------------------------------------
CURRENT LIABILITIES:
    Notes payable and capital leases - current portion                                $    104
    Accounts payable                                                                       780
    Payroll related liabilities                                                            352
    Other liabilities                                                                      118
    Short-term deferred revenues                                                         1,522
                                                                                      --------
         Total current liabilities                                                       2,876

    Notes payable and capital leases, net of current portion                               136
    Long-term deferred revenues                                                            578

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Preferred stock, $.001 par value; 1,962,335 shares authorized:
       Series A Convertible, 213,483 shares authorized, none issued and outstanding       --
       Series B Convertible Participating, 800,000 shares authorized,
         none issued and outstanding                                                      --
    Common stock, $.001 par value; 15,000,000 shares authorized, 9,318,359 issued
         and outstanding at November 30, 2002                                                9
    Additional paid-in capital                                                          39,149
    Accumulated deficit                                                                (36,539)
                                                                                      --------
         Total stockholders' equity                                                      2,619
                                                                                      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                            $  6,209
                                                                                      ========


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

                               INFONOW CORPORATION
                             STATEMENT OF OPERATIONS
                  (In Thousands, Except Per Share Information)
                                   (Unaudited)

                                                                      Two Months
                                                                         Ended
                                                                      November 30,
                                                                          2002
                                                                        -------
REVENUES:
    Service and other fees                                              $ 1,605
    Implementation fees                                                     833
    License fees                                                             65
                                                                        -------
        Total revenues                                                    2,503
                                                                        -------

COST OF REVENUES                                                            987
                                                                        -------

GROSS MARGIN                                                              1,516

OPERATING EXPENSES:
    Selling and marketing                                                   484
    Product development                                                     206
    General and administrative                                              405
                                                                        -------
        Total operating expenses                                          1,095
                                                                        -------

INCOME FROM OPERATIONS                                                      421

OTHER INCOME (EXPENSE):
    Interest income                                                           5
    Interest expense                                                         (4)
                                                                        -------
        Total other income                                                    1
                                                                        -------

NET INCOME                                                              $   422
                                                                        =======

BASIC EARNINGS PER COMMON SHARE                                         $   .05
                                                                        =======

BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                          8,930
                                                                        =======

DILUTED EARNINGS PER COMMON SHARE                                       $   .05
                                                                        =======

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                        9,372
                                                                        =======

Safe Harbor for Forward-looking Statements

     Certain statements in this current report on Form 8-K constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including the Company's belief that the unaudited financial statements contained in this filing will demonstrate, to the Staff's satisfaction, the Company's compliance with the Nasdaq Rules for continued listing on the Nasdaq SmallCap Market. These forward-looking statements involve known or unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. More

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

detailed information regarding risks and uncertainties attendant to the Company and its business generally is available in the Company's Annual Report on Form 10-KSB filed for the fiscal year ended December 31, 2001 and in its other reports filed with the Securities and Exchange Commission from time to time pursuant to the Securities Exchange Act of 1934. These documents are available free of charge at the Securities and Exchange Commission's website at www.sec.gov.

Limitation of Incorporation by Reference

     In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 InfoNow Corporation


Date:   December 13, 2002                        By: /s/ Harold R. Herbst
       -------------------                       ------------------------------
                                                 Name: Harold R. Herbst
                                                 Title: Chief Financial Officer






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